Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: MILESTONE CAPITAL, INC.	Case No. 03-41806 (NLW)
Reporting Period: October, 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes
Copies of bank statements		Yes
Cash disbursements journals		Yes
Statement of Operations	MOR-2	Yes	Yes
Balance Sheet	MOR-3	Yes	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ John Mangel III	11/20/03
Signature of Authorized Individual*	Date

John Mangel III	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: MILESTONE CAPITAL, INC.	Case No. 03-41806 (NLW)
Reporting Period: October, 2003

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH. ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	0				0		0
RECEIPTS
CASH SALES	12,330.16				12,330.16		12,330.16
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)	16,959.80				16,959.80		16,959.80
TOTAL RECEIPTS	29,289.96				29,289.96		29,289.96
DISBURSEMENTS
NET PAYROLL	4,913.73				4,913.73		4,913.73
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/ LEASES	685.00				685.00		685.00
INSURANCE	12,452.05				12,452.05		12,452.05
ADMINISTRATIVE	1,053.66				1,053.66		1,053.66
SELLING	875.00				875.00		875.00
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (FROM DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	500.00				500.00		500.00
COURT COSTS
TOTAL DISBURSEMENTS	20,556.84				20,556.84		20,556.84
NET CASH FLOW (receipts less disbursements)	8,733.12				8,733.12		8,733.12
CASH END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	20,556.84
LESS TRANSFERS TO DEBTORS IN POSSESSION ACCOUNTS
PLUS ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	20,556.84

In re: MILESTONE CAPITAL, INC.	Case No. 03-41806 (NLW)
Reporting Period: October, 2003

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating #	Payroll #	Tax #	Other #
BALANCE PER BOOK	8,732.12
BANK BALANCE	26,422.41
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	0
(-) OUTSTANDING CHECKS (ATTACH LIST)	17,710.29
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*	8,732.12

* Adjusted bank balance must equal balance per book

DEPOSITS IN TRANSIT

Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING

SEE ATTACHED

C.k. #	Amount	C.k. #	Amount	C.k. #	Amount	C.k. #	Amount

10:19 AM

EliteAgents, Inc.

Reconciliation Detail

10060 - MLSP - DIP, Period Ending 10/31/2003

11/20/03

Accrual Basis

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						0.00
Cleared Transactions
Checks and Payments – 9 items
Check	10/21/2003	93	ACE Franchising	X	-250.00	-250
Check	10/22/2003	96	Maria Liloia	X	-63.00	-313.00
Check	10/22/2003	98	Scott Yancek	X	-15.00	-328.00
Check	10/22/2003	99	America’s Cutting E…	X	-150.00	-478.00
Bill Pmt – Check	10/22/2003	94	US Life	X	-323.20	-801.20
Check	10/22/2003	97	Tahira Spence	X	-1,734.50	-2,535.70
Check	10/27/2003		Deluxe Business Ch...	X	-77.40	-2,613.10
Check	10/27/2003	95	Appraisal Affiliates, I..	X	-225.00	-2,838.10
Check	10/29/2003	1004	John Dunn	X	-8.45	-2,846.55
Total Checks and Payments					-2,846.55	-2,846.55

Deposits and Credits – 6 items
Transfer	10/17/2003			X	16,379.26	16,379.26
Transfer	10/17/2003			X	500.56	16,879.82
Transfer	10/17/2003			X	78.98	16,958.80
Deposit	10/22/2003			X	2,263.00	19,221.80
Deposit	10/30/2003			X	8,840.00	28,061.80
Deposit	10/31/2003			X	1,227.16	29,288.96
Total Deposits and Credits					29,288.96	28,288.96

Total Cleared Transactions					26,442.41	26,442.41

Cleared Balance					26,442.41	26,442.41

Uncleared Transactions
Checks and Payments – 17 items
Check	10/21/2003	91	U.S. Trustee		-250.00	-250.00
Check	10/21/2003	92	U.S. Trustee		-250.00	-500.00
Check	10/29/2003	1009	UNIM		-170.50	-670.50
Check	10/29/2003	1008	John Mangel		-360.20	-1,030.70
Check	10/29/2003	1007	John Dunn		-250.00	-1,280.70
Check	10/29/2003	1006	Tara Maixner		-2,506.15	-3,786.85
Check	10/29/2003	1005	Scott Yancek		-673.08	-4,459.93
Check	10/29/2003	1002	Chuck DeMory		-437.24	-4,897.17
Check	10/29/2003	1001	HQ Global Workspace		-685.00	-5,582.17
Check	10/29/2003	1003	Tara Maixmer		-62.37	-5,644.54
Check	10/31/2003	1011	Aetna US Healthcare		-9,000.00	-14,644.54
Check	10/31/2003	1012	A.I. Credit Corp.		-908.35	-15,552.89
Check	10/31/2003	1013	Aetna Dental		-1,500.00	-17,052.89
Check	10/31/2003	1014	EyeMed		-150.00	-17,202.89
Check	10/31/2003	1015	US Life		-400.00	-17,602.89
Check	10/31/2003	1016	Tara Maixner		-7.40	-17,610.29
Check	10/31/2003	1017	Chuck Demory		-100.00	-17,710.29
Total Checks and Payments					-17,710.29	-17,710.29

Total Uncleared Transactions					-17,710.29	-17,710.29

Registered Balance as of 10/31/2003					8,732.12	8,732.12

Ending Balance					8,732.12	8,732.12

ONLINE MEMO STATEMENT

ONLINE MEMO STATEMENT

MILESTONE CAPITAL INC.
DEBTOR – IN – POSSESSION	ACCOUNT NUMBER 610-5398067
39 PLYMOUTH ST	DATE LAST STATEMENT 10/31/03

CHECKING TRANSACTIONS
FROM 10/03/03 TO 11/19/03

PREVIOUS BALANCE	TOTAL CREDITS	TOTAL DEBITS	NEW BALANCE
.00	29,288.96	20,414.24	8,874.72

TRANSACTION DESCRIPTION		AMOUNT		DATE	BALANCE

** OPENING BALANCE **				10-03	0.00
DEPOSIT		16,379.26		10-20	16,379.26
DEPOSIT		579.54		10-21	16,958.80
CHECK #	00000000093	250.00	-	10-22	16,708.80
DEPOSIT		2,263.00		10-23	18,971.80
CHECK #	00000000096	63.00	-	10-23	18,908.80
CHECK #	00000000097	1,734.50	-	10-23	17,174.30
CHECK #	00000000098	15.00	-	10-24	17,159.30
CHECK #	00000000095	225.00	-	10-27	16,934.30
CHECK #	00000000094	323.20	-	10-27	16,611.10
CHECK #	00000000099	150.00	-	10-27	16,461.10
13065887	DELUXE BUS SYS. BU	77.40	-	10-28	16,383.70
DEPOSIT		1,227.16	-	10-29	17,610.86
DEPOSIT		8,840.00	-	10-30	26,450.86
CHECK #	00000001004	8.45	-	10-31	26,442.41
MISCELLANEOUS DEBIT		107.40	-	11-03	26,335.01
CHECK #	00000001005	673.08	-	11-03	25,661.93
CHECK #	00000001016	7.40	-	11-04	25,654.53
CHECK #	00000001003	62.37	-	11-04	25,592.16
CHECK #	00000001015	400.00	-	11-04	25,192.16
CHECK #	00000001006	2,506.15	-	11-04	22,686.01
CHECK #	00000001014	150.00	-	11-05	22,536.01
CHECK #	00000001009	170.50	-	11-05	22,365.51
CHECK #	00000001007	250.00	-	11-05	22,115.51
CHECK #	00000001001	685.00	-	11-05	21,430.51
CHECK #	00000001012	908.35	-	11-05	20,522.16
CHECK #	00000001013	1,500.00	-	11-05	19,022.16
CHECK #	00000001011	9,000.00	-	11-05	10,022.16
CHECK #	00000000092	250.00	-	11-06	9,772.16
CHECK #	00000001002	437.24	-	11-06	9,334.92
CHECK #	00000001017	100.00	-	11-12	9,234.92
CHECK #	00000001008	360.20	-	11-12	8,874.72
** CLOSING BALANCE **					8,874.72

9:55 AM

Statement of Operations

EliteAgents, Inc.

Profit & Loss

September 26 through October 31, 2003

11/20/03

Accrual Basis

Sep 26 – Oct 31, 03
Ordinary Income/Expense
Income
40000 – Broker Fee Income	36,429.06
40200 – Loan Origination Fee Income
40230 – Sales	10,067.16
40320 – Application Fees-Regular	18.00
Total 40200 – Loan Origination Fee Income	10,085.16
Total Income	46,514.22

Costs of Goods Sold
50000 – Processing Fees
50080 – Appraisal Fees	1,710.00
50110 – Credit Report Fees	605.78
50130 – Flood Certificates	42.00
Total 50000 – Processing Fees	2,357.78
56010 – Airborne Fees	23.00
Total COGS	2,380.78

Gross Profit	44,133.44

Expense
60040 – Commissions	4,109.43
65000 – Selling Expenses
65400 – Credit Card Fees	100.00
65500 – Employee Expenses	2,911.23

Total 65000 – Selling Expenses	3,011.23

70000 – Admin Salary
70020 – Office Salaries	5,154.39
70999 – Payroll Expenses	31,529.52

Total 70000 – Admin Salary	36,683.91

71700 – Insurance-Emplye Bnfts
71720 – Dental Ins	1,790.49
71730 – Eye Care Ins	253.12
71740 – Health/Medical Ins	4,222.43
71750 – Life Ins	547.24
71700 – Insurance-Emplye Bnfts-Other	11,220.50

Total 71700 – Insurance-Emplye Bnfts	18,033.78

72000 – Professional Fees
72010 – Accounting	375.00
72000 – Professional Fees-Other	210.00

Total 72000 – Professional Fees	585.00

73000 – Office Expenses
73010 – Office Supplies	212.82
73020 – Postage and Delivery	348.00

Total 73000 – Office Expenses	560.82

74000 – Rent & Property Taxes	18,810.00
75000 – Repairs and Maintenance	230.38
75500 – Utilities
75510 – Gas and Electric	22.10
75520 – Water	45.24

Total 75500 – Utilities	67.34

76000 – Communications
76100 – Telephone
75520 – New Jersey	739.34
Total 76100 – Telephone	739.34

Total 76000 – Communications	739.34

77000 – Travel & Ent	897.44
79000 – Insurance
79020 – D&O	908.35

Total 79000 – Insurance	908.35

80000 – Computer Expenses
80030 – Internet Access	983.58

Total 80000 – Computer Expenses	983.58

87500 – Bank Service Charges
87510 – Non sufficient funds check	473.64

Total 87500 – Bank Service Charges	473.64

Total Expense	86,094.24

Net ordinary Income	-41,960.80
Other Income/Expense
Other Expense
97900 – Other Expenses	500.00
Total Other Expense	500.00
Net Other Expense	-500.00

Net Income	-42,460.80

Milestone Capital, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet

June 30, 2003

(Unaudited)

ASSETS

Current assets:
Cash	$1,837
Mortgage loans held for sale	534,000
Prepaid expenses and other receivables	177,183
Total current assets	713,020

Property and equipment, net	505,525
Deferred acquisition costs	490,833
Other assets	58,746

Totals	$1,768,124

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

Current liabilities:
Borrowings under warehouse line of credit	$534,000
Accounts payable and accrued expenses	1,526,243
Notes payable (including related party of $350,811)	430,591
Convertible debt	275,000
Current portion of capital lease obligations	176,915
Total current liabilities	2,942,749

Capital lease obligations, net of current portion	11,174
Other liabilities	29,114
Total liabilities	2,983,037

Commitments and contingencies

Stockholders’ deficiency:
Preferred stock, no par value; 5,000,000 shares authorized; none issued	—
Common stock, no par value; 500,000,000 shares authorized; 82,077,000 shares issued and outstanding	7,831,885
Additional paid-in capital	3,817,078
Accumulated deficit	(12,863,876)
Total stockholders’ deficiency	(1,214,913

Totals	$1,768,124

See Notes to Condensed Consolidated Financial Statements.

EliteAgents, Inc.

Balance Sheet

As of October 31, 2003

11/20/03

Accrual Basis

Oct 31, 03
ASSETS
Current Assets
Checking/Savings
10060 · MLSP – DIP	8,732.12
10010 · BNY - Branch \ Solicitor	20.00
10020 · BNY - Fee A/C	1,001.89
10030 · BNY - Operating A/C	5,991.77
10040 · BNY - Milestone Capital	1,063.52
10100 · PCFS - Warehouse Ckg.	-9,662.49
Total Checking/Savings	7,146.81
Accounts Receivable
12500 · Mortgage held for resale	534,000.00
Total Accounts Receivable	534,000.00
Other Current Assets
13010 · Accrued Interest Receivable	2,025.98
14010 · Employee Advances	16,850.00
14100 · Point Fee Receivable	129,454.00
15030 · Prepaid Insurance	20,734.84
15100 · Licenses and Permits	8,725.00
15200 · EPX-Reserve Acct. Deposit	1,880.00
15600 · Tax Escrow	3,506.20
15999 · Exchange	-9,720.41
Total Other Current Assets	173,455.61
Total Current Assets	714,602.42
Fixed Assets
16010 · Web Site Fees	492,319.79
16020 · Computer hardware	185,083.76
16040 · Furniture	35,846.44
16050 · Leasehold Improvements	52,843.02
16060 · Office Equipment	158,097.67
16070 · Software	406,968.27
16515 · Accumulated Depreciation	-856,279.00
Total Fixed Assets	474,879.95
Other Assets
17010 · Rent Security Deposit	58,745.66
17030 · Due from Milestone Capital	374,049.48
19010 · Due from EA Leasing Service	347,711.59
Total Other Assets	780,506.73
TOTAL ASSETS	1,969,989.10

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
20000 · Accounts Payable	685,326.83
Total Accounts Payable	685,326.83
Other Current Liabilities
25110 · Payroll Taxes Payable	60,486.55
21030 · Accrued Mortgage Interest Payab	1,555.47
22010 · Appraisals	2,770.00
22020 · Brch Offic/Solictor Fee Payable	550.00
22090 · Other A\P & Accrued Expenses	846.26
24010 · Escrow - ins-Warehouse loans	-12,213.25
24500 · Accrd Interest Payable
24510 · Officer loan int payable	1,020.00
24520 · Bridge loan int pay	1,017.12
24540 · Legal finance charge	8,383.41
Total 24500 · Accrd Interest Payable	10,420.53
25000 · Loans Payable
25020 · Warehouse Loans	534,000.00
25000 · Loans Payable - Other	15,000.00
Total 25000 · Loans Payable	549,000.00
25700 · Sales Commission - (EA) Accrual	245,201.85
25800 · SubLease Deposit On 373D W46	3,694.42
26100 · Due to Employees	1,583.00
27010 · Capitalized Lease Payable	40,126.62
Total Other Current Liabilities	904,021.45
Total Current Liabilities	1,589,348.28
Long Term Liabilities
27020 · Officers’ loans to company	84,500.00
27600 · Deferred Rent	29,113.48
28010 · Capitalized Lease Payable, LT	6,701.45
Total Long Term Liabilities	120,314.93
Total Liabilities	1,709,663.21
Equity
30000 · Opening Bal Equity	15,004.81
30010 · Capital Stock	7,831,885.00
31000 · Capital In Excess of Par	3,817,078.25
39999 · Retained Earnings	-10,947,928.19
Net Income	-448,260.00
Total Equity	267,779.87
TOTAL LIABILITIES & EQUITY	1,969989.10

In re: MILESTONE CAPITAL, INC.	Case No. 03-41806 (NLW)
Reporting Period: October, 2003

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other
Total Federal Taxes
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other
Total State and Local
Total Taxes	0	0	0			0

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

		Number of Days Past Due
	Current	0-30	31-60	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building		$17,960.00
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other
Other
Total Postpetition Debts		$17,960.00

Explain how and when Debtor intends to pay any past-due post-petition debts.

Debtor intends to pay rent to landlord during week of 11/24/2003 from loans closing 11/20 and 11/21.

* “Insider” is defined in U.S.C. Section 101(31).

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	0

Accounts Receivable Aging	Amount
0 – 30 days old
31 – 60 days old
61 – 90 days old
90 + days old
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	0

DEBTOR QUESTIONNAIRE

Must be completed each month	YES	NO
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Given time required by bank to open DIP accounts, we had to write some checks on our prepetition operating account to maintain our normal course of business.